FORUM FUNDS

                            WINSLOW GREEN GROWTH FUND

                        Supplement dated January 7, 2005
                         to Prospectus Dated May 1, 2004

On page 11 the first paragraph under the section entitled "Adviser," is replaced with the following:

In August 2004, the Adviser was restructured in a transaction that did not involve any actual change in control. Previously, the Adviser was Adams, Harkness & Hill, Inc. ("AH&H"), which provided advisory services to the Fund through its primary asset management division, Winslow Management Company ("Winslow"). As a result of the restructuring, Adams Harkness Asset Management, Inc. ("AHAM"), a registered investment adviser and a wholly owned subsidiary of Adams Harkness Financial Group, Inc. (formerly known as AH&H), was created, and Winslow became an asset management division of AHAM. Thus, advisory services are now provided by AHAM through its asset management division, Winslow. AHAM and Winslow are located at 99 High Street, 12th Floor, Boston, Massachusetts 02110. Winslow has provided investment management services since 1984 and specializes in the management of assets for non-profit institutions, pension funds, and high net worth individuals by investing in publicly traded environmentally proactive and environmentally sensitive companies. The Adviser also acts as the subadviser to another mutual fund.


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